TAXATION	3 Months Ended	12 Months Ended
	Mar. 31, 2026	Dec. 31, 2025
Income Tax Disclosure [Abstract]
TAXATION
13.	TAXATION

The Company’s provision for income taxes for the three months ended March 31, 2026 and 2025 consisted of the following:

	Three months ended
	March 31,
	2026	2025

Current tax provision	$2,099	$4,323
Deferred tax provision	-	-
Total provision for income taxes	$2,099	$4,323

Income Tax

The Company is subject to U.S. federal and state income taxation. For the three months ended March 31, 2026 and 2025, the Company recorded state income tax expense of approximately $2,099 and $4,323, respectively, and no federal income tax expense in either period.

The Company’s effective tax rate is 1.42% for the three months ended March 31, 2026 , compared to (5.93%) in the same period last year. Our effective tax rate is higher than the U.S. federal statutory tax rate primarily as a result of projected full year profits in US.

Realization of a portion of the Company’s deferred tax assets is dependent upon the Company generating sufficient taxable income in future years to obtain benefit from the reversal of temporary differences.

Management considered all available evidence under existing tax law and anticipated expiration of tax statutes and determined that a full valuation allowance was required as of March 31, 2026.

We have not completed a study to determine whether an ownership change per the provisions of Section 382 of the Internal Revenue Code of 1986, as amended, as well as similar state provisions, has occurred. Utilization of the Company’s net operating loss and income tax credit carryforwards may be subject to a substantial annual limitation due to ownership changes that may have occurred or that could occur in the future. These ownership changes may limit the amount of the net operating loss and income tax credit carryover that can be utilized annually to offset future taxable income. In general, an “ownership change” as defined by Section 382 of the Code results from a transaction or series of transactions over a three-year period resulting in an ownership change of more than 50 percentage points of the outstanding stock of a company by certain stockholders. Currently the approximately 70% of the Company is owned by a single shareholder since the inception of the Company through 3/31/2026, it is unlikely that a section 382 ownership change has occurred.

The following table reconciles the U.S. federal statutory income tax rate to the Company’s effective tax rate for the three months ended March 31, 2026 and 2025:

	Three months ended March 31,
	2026($)	2026(%)	2025 ($)		2025(%)
Tax provision	$31,017	21%		$(15,299)	21.00%
Effect of State taxes	$1,658	1.12%		$3,415	(4.69)%
federal effect of state tax in deferred	$1,427	0.97%		$12,785	(17.55)%
Foreign tax rate differential	$-	0.00%		$3,553	(4.88)%
R&D tax credits	$-)	0.00%	$	-)	0.00%
Change in valuation allowance	$(29,270)	(19.82)%		$1,374	(1.89)%
Credits generated in current year	$(1,181)	0.80%		$(1,507)	2.07%
FDII	$(1,054)	0.71%		$-	0.00%
Permanent differences	$-	0.00%		$2	0.00%
RTP	$-	0.00%		$-	0.00%
Federal Tax - PY	$-	0.00%		$-	0.00%
Federal Penalties	$-	0.00%		$-	0.00%
Rounding	$(499)	(0.34)%		-	0.00%
Effective tax rate	$2,099	1.42%		$4,323	(5.93)%

Deferred Tax

As of March 31, 2026 and December 31, 2025, the Company had no net deferred tax assets due to a full valuation allowance recorded against its deferred tax assets. The components of deferred tax assets and liabilities were as follows:

	March 31,	December 31,
	2026	2025

Deferred tax asset attributable to:
Tax effect of net operating losses carried forward	$277,994	$290,635
Section 174 costs, net	49,891	66,522
Warranty liabilities	9,673	9,295
Inventory reserve	67,431	67,431
Tax credits	66,912	66,716
State tax	(19,562)	(18,793)
Lease Liability	13,312	27,784
Right of Use Asset	(12,266)	(25,543)
FIN 48	1,392	-
Deferred tax assets	454,777	484,047
Less: valuation allowance	(454,777)	(484,047)
Deferred tax assets, net	$-	$-

In assessing the realizability of deferred tax assets, management evaluates whether it is more likely than not that such assets will be realized. Based on available evidence, including historical operating results, cumulative losses, projected future taxable income, and tax planning strategies, management determined that a full valuation allowance was required as of March 31, 2026 and December 31, 2025.

As of March 31, 2026, the Company had federal net operating loss carryforwards of approximately $1.2 million and state net operating loss carryforwards of approximately $0.6 million, which may be available to offset future taxable income, subject to applicable limitations.

Uncertain Tax Positions

In accordance with authoritative guidance, the impact of an uncertain income tax position on the income tax return must be recognized at the largest amount that is more-likely-than-not to be sustained upon audit by the relevant taxing authority. An uncertain income tax position will not be recognized if it has less than a 50% likelihood of being sustained. The Company provided for state taxes for which the Company has a state filing requirement but has chosen not to file in these states.

The Company recognizes interest and penalties related to unrecognized tax positions within the income tax expense line in the accompanying consolidated statements of operations. If the uncertain tax positions were recognized, there would not be a material impact on the effective tax rate. There were no accrued interest and penalties associated with uncertain tax positions as of March 31, 2026 or December 31, 2025.

A reconciliation of the amount of unrecognized tax benefits is as follows:

	March 31,	December 31,
	2026	2025

Beginning balances	$6,627	$6,627
Increases related to current year tax positions	-	-
Ending balances	$6,627	$6,627

The Company is not currently under examination by federal, state, or foreign taxing authorities. As of March 31, 2026, the Company’s 2021 through 2024 tax years generally remain subject to examination for U.S. federal and state income tax purposes. In certain state jurisdictions where the Company may have nexus but has not filed income tax returns, the statute of limitations may remain open indefinitely. The Company’s foreign subsidiaries remain subject to examination by the relevant tax authorities in their respective jurisdictions.

On July 4, 2025, the U.S. enacted the One Big Beautiful Bill Act. AMC is still evaluating elections it may be eligible to make, so currently not possible to evaluate the impact of the law change to AMC.

16.	TAXATION

The Company’s income tax expenses for the years ended December 31, 2025 and 2024 are as follows. The two VIEs have no income taxes during the years ended December 31, 2025 and 2024.

	Years ended
	December 31,
	2025	2024

Current tax provision	$4,651	$7,824
Deferred tax provision	-	-
Total provision for income taxes	$4,651	$7,824

Income Tax

AMC Corporation  was incorporated in the State of Washington in the United States and is subject to U.S. federal and state income taxation. For the year ended December 31, 2025, the Company incurred $4,651 in state income tax and $0 in federal income tax. For the year ended December 31, 2024, the Company incurred $nil in federal income tax and $7,824 in state income tax.

The Company’s two variable interest entities (“VIEs”), Xiaoyun and Yishijue, were incorporated in the People’s Republic of China (“PRC”). Under the PRC Enterprise Income Tax Law (“EIT Law”), PRC entities are subject to enterprise income tax at a statutory rate of 25%. Neither VIE incurred income tax expense for the period ended December 1, 2025 (date of termination of VIEs) or for the year ended December 31, 2024 due to operating losses and the existence of full valuation allowances against deferred tax assets.

The tax jurisdictions of AMC Corporation  and its VIEs are located in the United States and the PRC. The Company is not subject to income tax in Europe or Canada, as it does not maintain taxable nexus in those jurisdictions.

The following table reconciles the U.S. federal statutory income tax rate to the Company’s effective tax rate for the years ended December 31, 2025 and 2024:

	Years ended
	December 31,
	2025 ($) (000s)	2025 (%)	2024 (%)
Expected tax at 21%	$(5,211)	21.00%	21.00%
State and Local Taxes, Net of Federal Benefit	$5	(0.02)%	2.62%
Foreign Tax Effects:
China - Foreign rate differential	$0.00	0.00%	(0.26)%
Effect of Changes in Tax Laws or Rates Enacted in the Current Period	$0.00	0.00%	0.00%
Effect of Cross Border Tax Laws
FDII deduction	$0.00	0.00%
Tax Credits
R&D Tax Credits	$(3)	0.01%	3.34%
Changes in Valuation Allowance	$(153)	0.61%	(27.06)%
Change in Warrant Valuation	$5,365	(21.62)%	-
Nontaxable or Non-deductible items:
Penalties	$2	0.00%	(0.46)%
Other non-deductible expenses	$0.00	0.00%	0.00%
Changes in Unrecognized Tax Benefits	$0.00	0.00%	0.00%
Other Adjustments:
Impact of Annual ETR and Q4 loss impact	$0.00	0.00%	0.00%
Effective tax rate	$5	0.02%	(0.71)%

Deferred Tax

As discussed in Note 2, “Summary of Significant Accounting Policies”, the Company has elected to prospectively adopt the guidance in ASU 2023-09 for the year ended December 31, 2024. The following table presents a reconciliation of income taxes computed at the statutory federal income tax rate to the effective tax rate implied by the accompanying Statements of Operations for the years ended December 31, 2025 and 2024, in accordance with ASU 2023-09.

As of December 31, 2025 and 2024, the Company and its two variable interest entities (“VIEs”) had no net deferred tax assets due to a full valuation allowance recorded against deferred tax assets.

In assessing the realizability of deferred tax assets, management evaluates whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The realization of deferred tax assets depends upon the generation of sufficient future taxable income during the periods in which temporary differences become deductible and net operating loss carryforwards may be utilized. Management considers available evidence, including historical operating results, projected future taxable income, the reversal of existing taxable temporary differences, and feasible tax planning strategies.

Based on this evaluation, management determined that it was more likely than not that the deferred tax assets would not be realized as of December 31, 2025 and 2024, and therefore recorded a full valuation allowance against the deferred tax assets in those periods.

The components of deferred tax assets are as follows:

	December 31,	December 31,
	2025	2024

Deferred tax asset attributable to:
Tax effect of net operating losses carried forward	$290,635	$127,579
Section 174 costs, net (1)	66,522	125,323
Warranty liabilities	9,295	19,797
Inventory reserve	67,431	315,285
Tax credits	66,716	61,832
State tax	(18,793)	(18,863)
Lease Liability	27,784	-
Right of Use Asset	(25,543)	-
Deferred tax assets	484,047	630,953
Less: valuation allowance	(484,047)	(630,953)
Deferred tax assets, net	$-	$-

(1)

IRC Section 174 Research and Development (R&D) Expense Capitalization:

The Company is subject to U.S. research and experimental (“R&E”) expense rules under IRC Section 174. Prior to the enactment of the One, Big, Beautiful Bill Act (“OBBBA”) in 2025, R&E expenditures were required to be capitalized and amortized over five years for domestic research activities and fifteen years for foreign research activities, resulting in temporary differences and corresponding deferred tax assets.

The OBBBA, enacted in 2025, restores the immediate deductibility of domestic R&E expenditures for tax purposes beginning in tax years after enactment. As a result, domestic R&E costs incurred in 2025 and thereafter are fully expensed as incurred for tax purposes, eliminating the creation of new deferred tax assets related to domestic R&E capitalization. The requirement to capitalize and amortize foreign R&E expenditures remains unchanged.

Deferred tax assets related to previously capitalized domestic R&E expenditures continue to be amortized over their remaining recovery periods. The Company has evaluated the impact of this legislative change and adjusted its deferred tax balances accordingly. The enactment reduces future temporary differences associated with domestic R&E expenditures and may result in the reversal of existing deferred tax assets over time. The impact of the OBBBA on the Company’s deferred tax assets and income tax provision for the year ended December 31, 2025 was not material.

The enactment of the OBBBA is not expected to have a material impact on the Company’s effective tax rate due to the Company’s valuation allowance position.

Uncertain Tax Positions

The Company may have uncertain tax positions arising from the establishment of state income tax nexus through inventories held in various U.S. states under Fulfillment by Amazon (“FBA”) arrangements. Amazon stores the Company’s inventory in multiple states prior to shipment to end customers. These inventory locations may constitute “stock of goods” and create state income tax nexus, potentially subjecting the Company to state income tax filing obligations.

In addition, the Company engages in significant related-party transactions. Such transactions are subject to transfer pricing rules under U.S. and applicable foreign tax laws, including Section 482 of the Internal Revenue Code, which require that intercompany transactions be conducted at arm’s length. The Company maintains transfer pricing documentation intended to support that such transactions are conducted at arm’s length. Transfer pricing determinations involve judgment and are subject to potential challenge by taxing authorities, which could result in adjustments to income allocation among jurisdictions and the assessment of additional taxes, interest, and penalties. The Company evaluates its transfer pricing positions under the more-likely-than-not recognition threshold described below.

In accordance with ASC 740, the Company recognizes the impact of an uncertain income tax position only if it is more likely than not that the position will be sustained upon examination by the relevant taxing authority. The amount recognized is measured as the largest benefit that has a greater than 50 percent likelihood of being realized upon settlement. Tax positions that do not meet the more-likely-than-not recognition threshold are not recorded.

The Company did not recognize any interest or penalties related to uncertain tax positions for the years ended December 31, 2025 and 2024.

For the years ended December 31, 2025 and 2024, the Company did not record additional liabilities related to uncertain state income tax positions or transfer pricing matters.

Gross Unrecognized Tax Benefits

The following table presents the aggregate changes in the balance of gross unrecognized tax benefits:

	Years ended
	December 31,
	2025	2024

Beginning balances	$6,627	$6,627
Increases related to current year tax positions	-	-
Ending balances	$6,627	$6,627

The Company classifies interest and penalties related to income taxes as a component of income tax expense. As of December 31, 2025 and 2024, there were no accrued interest or penalties associated with unrecognized tax benefits.

There are currently no ongoing examinations by federal, state, or foreign taxing authorities. Management does not expect the balance of unrecognized tax benefits to change materially within the next twelve months. Although the Company believes it has adequately provided for reasonably foreseeable outcomes related to tax matters, actual results may differ from management’s estimates.

Statute of limitation

The statute of limitations for US federal tax return and most states is 3 to 4 years. From this guidance the Company has open tax years subject to examination is 2022 – 2024 for both federal and state purposes. However, for states for which the Company has an uncertain tax position, the statute of limitation will not expire since returns for those states were never filed.

As of December 31, 2025, the income tax returns of the Company’s PRC VIEs for the years 2021 through 2025 remain subject to examination by the PRC tax authorities.